EXHIBIT 10.34

Form of Lock-Up Agreement

Re:	Lock-Up Agreement

Ladies and Gentlemen:

The undersigned executive officers and directors of Accelerated Pharma, Inc., a Delaware corporation (the “Company”) understand in connection with its offering of 750,000 units (the “Units”) at an offering price of $4.00 per Unit, each consisting of: (i) one share of the Company’s Common Stock, par value $0.00001 (the “Shares”); and (ii) one Class A Warrant exercisable on or before the five-year anniversary of issuance to purchase one (1) additional Share at an exercise price of $4.40 per Share, that the Company may engage one or more placement agents (collectively, the “Placement Agents”) to act on behalf of the Company in the offer and sale of the Units, on a non-exclusive basis, pursuant to a Registration Statement on Form S-1, as amended, to be filed with the Securities and Exchange Commission (the “SEC”).

As an inducement to the Placement Agent to offer and sell the Units, and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the undersigned agree that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Shares of the Company, or any options or warrants to purchase any Shares of the Company, or any securities convertible into, exchangeable for or that represent the right to receive Shares of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (individually, the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) by will or intestate succession, (iii) to any trust, partnership or limited liability company for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust or such partnership or limited liability company, as the case may be, agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iv) with the prior written consent of the Representative, (v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permitted under this Lock-Up Agreement, (vi) in connection with the forfeiture to the Company of Shares to cover tax withholding obligations upon the vesting of restricted share units and other equity based compensation granted to the undersigned pursuant to any employee stock option plan existing on the date of this Lock-Up Agreement or (vii) if the undersigned is a corporation, partnership, limited liability company or similar entity, the undersigned may transfer Shares to any wholly-owned subsidiary or any stockholders, partners, members or similar persons of the undersigned, provided that, for purposes of this clause (vii), it shall be a condition to such transfer (A) that (if not already subject to this Lock-Up Agreement) the transferee executes an agreement stating that the transferee is receiving and holding such Shares subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such Shares except in accordance with this Lock-Up Agreement and (B) that any such transfer shall not involve a disposition for value and no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be voluntarily made in connection with such transfer. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii), (iii), (iv), (v), (vi) or (vii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and any Placement Agents will rely upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns. If (i) the Company notifies you in writing that it does not intend to proceed with the Offering or (ii) for any reason the Placement Agent Agreement (other than the provisions that survive termination) shall be terminated prior to payment for and deliver of the Shares described therein, this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Very truly yours,

Exact Name of Shareholder

Authorized Signature